PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

       SUPPLEMENT DATED MARCH 16, 2004 TO THE PROSPECTUS DATED MAY 1, 2003

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PHOENIX DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

On February 26, 2004, the Board of Trustees of the Phoenix Duff & Phelps Institutional Mutual Funds voted to liquidate all shares of all classes of the Phoenix Duff & Phelps Institutional Growth Stock Portfolio. It has been determined that liquidation is in the best interests of the shareholders, based upon consideration that the portfolio does not have sufficient assets to permit economical management, has a small number of shareholders and is not expected to attract new sales or additional deposits. We expect that the portfolio will be closed on or about April 30, 2004.

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PHOENIX DUFF & PHELPS MANAGED BOND PORTFOLIO

On February 26, 2004, the Board also approved a name change from the Phoenix Duff & Phelps Managed Bond Portfolio to the Phoenix Institutional Bond Fund. The portfolio's adviser, investment objectives, principal investment strategies and principal risks will remain the same. This change will become effective on May 1, 2004.

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                               Please keep this supplement for future reference.



PXP3090-1